UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________
FORM 8-K
 _________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 31, 2019
 _________________________________
Hudson Pacific Properties, Inc.
Hudson Pacific Properties, L.P.
(Exact name of registrant as specified in its charter)

Hudson Pacific Properties, Inc.	Maryland	001-34789	27-1430478
	(State or other jurisdiction	(Commission	(IRS Employer
	of incorporation)	File Number)	Identification No.)

Hudson Pacific Properties, L.P.	Maryland	333-202799-01	80-0579682
	(State or other jurisdiction	(Commission	(IRS Employer
	of incorporation)	File Number)	Identification No.)

11601 Wilshire Blvd., Ninth Floor		90025
Los Angeles,	California
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 445-5700

Not Applicable
(Former name or former address, if changed since last report)
_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Hudson Pacific Properties, Inc.	Common Stock, $0.01 par value	HPP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company
Hudson Pacific Properties, Inc.                                     ☐
Hudson Pacific Properties, L.P.                                     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Hudson Pacific Properties, Inc.                                     ☐
Hudson Pacific Properties, L.P.                                     ☐

This Current Report on Form 8-K is filed by Hudson Pacific Properties, Inc. (the “Company”), a Maryland corporation, and Hudson Pacific Properties, L.P. (the “Operating Partnership”), a Maryland limited partnership, of which the Company serves as the sole general partner.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Named Executive Officer Employment Agreements
On December 31, 2019, the Compensation Committee of the Board of Directors of the Company (the “Committee”) approved entering into Amended and Restated Employment Agreements (the “Amended Employment Agreements”) with each of the Company’s named executive officers, Victor J. Coleman, Mark T. Lammas, Christopher Barton, Alex Vouvalides and Joshua A. Hatfield (collectively, the “NEOs”). Each Amended Employment Agreement amends and restates the employment agreements previously entered into between the Company and each NEO.
The terms and conditions of the Amended Employment Agreements are the same as in the original employment agreements, except that:

•
Each Amended Employment Agreement is effective as of January 1, 2020 and expires on the fourth anniversary of the effective date, unless earlier terminated, and, like the original employment agreements, is subject to an automatic one-year renewal term unless either party gives timely written notice of termination.

•
Under the Amended Employment Agreements, Messrs. Coleman, Lammas, Barton, Vouvalides and Hatfield are entitled to receive annual base salaries of $950,000, $725,000, $440,000, $625,000 and $535,000, respectively, each of which is subject to increase at the discretion of the Committee. Their respective 2019 annual base salaries were $850,000, $650,000, $425,000, $550,000 and $500,000. In addition, under the Amended Employment Agreements, each NEO is eligible to accrue up to four weeks of paid vacation annually (with a six-week cap).

•
Under the Amended Employment Agreements, if the NEO’s employment is terminated by us without “cause”, by the NEO for “good reason” or due to death or “disability” (each, as defined in the Amended Employment Agreements), then the NEO, or the NEO’s estate, as applicable, will be entitled to receive a lump-sum payment in an amount equal to the average annual bonus earned by the NEO during the two prior fiscal years (the “Average Bonus”), pro-rated based upon the date of termination.

•
Under Messrs. Lammas and Vouvalides’ Amended Employment Agreements, upon a termination by us without cause or by the NEO for good reason, then the NEO will be entitled to receive the same payments and benefits as in the original employment agreements, except that the amount of the cash severance received by each NEO will be multiplied by two (rather than one), and in the event of a qualifying termination on or within one year after a “change in control” (as defined in the Amended and Restated Hudson Pacific Properties, Inc. and Hudson Pacific Properties, L.P. 2010 Incentive Award Plan, or the Plan), then the NEO will be entitled to receive the same payments and benefits, except that the amount of the cash severance received by each NEO will be multiplied by three (rather than two).

In addition, Mr. Coleman’s Amended Employment Agreement was revised to provide that:

•
If Mr. Coleman’s employment is terminated by us without cause or by Mr. Coleman for good reason, then he will be entitled to receive (i) a cash severance lump-sum payment equal to three times the sum of (x) his annual base salary then in effect and (y) the Average Bonus, but no longer including the average value of any annual equity awards made to Mr. Coleman during the two prior fiscal years and (ii) a lump sum payment in an amount equal to eighteen months of COBRA premiums.

•
if Mr. Coleman is terminated due to death or disability, Mr. Coleman, or Mr. Coleman’s estate, as applicable, will be entitled to (i) a lump-sum payment equal to his annual base salary and the Average Bonus and (ii) Company-subsidized healthcare continuation coverage for up to 12 months after the termination date.

The foregoing description of the Amended Employment Agreements for Messrs. Coleman, Lammas, Barton, Vouvalides and Hatfield is not complete and is subject to and qualified in its entirety by the terms of the Amended Employment Agreements, copies of which will be filed as exhibits to the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.
Diramerian Employment Agreement

In addition, on December 31, 2019, the Committee approved entering into an Employment Agreement with Harout Diramerian (the “Diramerian Employment Agreement”), pursuant to which he serves as the Company’s Chief Financial Officer, effective as of January 1, 2020.

The initial term of the Diramerian Employment Agreement ends on January 1, 2024; on that date, the term of the agreement automatically extends for one year. In the event that we experience a change in control during the one-year extension period, the term of the agreement will instead continue through the first anniversary of the consummation of the change in control.

Pursuant to the Diramerian Employment Agreement, Mr. Diramerian reports to our President. In addition, under the agreement Mr. Diramerian is entitled to receive an annual base salary of $415,000, subject to increase at the discretion of the Committee, and he is eligible to receive an annual discretionary cash performance bonus, the amount of which will be determined based on determinations of Company and individual performance by the Committee. Mr. Diramerian also is eligible to participate in customary health, welfare and fringe benefit plans, and is eligible to accrue up to four weeks of paid vacation annually (with a six-week cap).

Under the Diramerian Employment Agreement, if Mr. Diramerian’s employment is terminated by us without “cause” or by the executive for “good reason” (each, as defined in the Diramerian Employment Agreement) then, in addition to accrued amounts and any earned but unpaid bonuses, he will be entitled to receive the following:

•	A lump-sum payment in an amount equal to one times the sum of (i) his annual base salary then in effect and (ii) the Average Bonus;

•	A lump-sum payment in an amount equal to the Average Bonus, pro-rated based upon the date of termination;

•	Accelerated vesting of all time-based vesting outstanding equity awards held by Mr. Diramerian; and

•	Company-subsidized healthcare continuation coverage for up to 18 months after the termination date.

In the event that Mr. Diramerian’s employment is terminated by the Company without “cause” or by the executive for “good reason,” in either case, on or within one year after a change in control, then he will be entitled to receive the same payments and benefits described above, except that the amount of the cash severance received will be multiplied by two (rather than one).

Upon a termination of employment by reason of death or disability, Mr. Diramerian or his estate will be entitled to accelerated vesting of all outstanding time-based vesting equity awards held as of the termination date, as well as the Average Bonus, pro-rated based upon the date of termination, in addition to accrued amounts and earned but unpaid bonuses.

The foregoing description of the Diramerian Employment Agreement is not complete and is subject to and qualified in its entirety by the terms of the agreement, a copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

Performance Unit Awards

In addition, the Committee approved the grant under the Plan to the NEOs and Mr. Diramerian (collectively, the “Executives”) of performance units of Hudson Pacific Properties, L.P. (the “Operating Partnership”), the operating partnership of the Company (such units, the “Performance Units”), as well as distribution rights. The Performance Units were granted effective January 1, 2020; the following is a brief description of the material terms and conditions of the Performance Units.
General Description of Performance Units
Performance Units may be issued to eligible participants for the performance of services to or for the benefit of the Operating Partnership. Performance Units that have not vested generally receive quarterly per-unit distributions equal to ten percent of the distributions made with respect to an equivalent number of common units in the Operating Partnership (“Common Units”), which equal the per-share distributions on the common stock of the Company (“Common Stock”).
Initially, Performance Units do not have full parity with Common Units with respect to liquidating distributions. If such parity is reached, vested Performance Units may be converted into an equal number of Common Units at any time thereafter, and, upon conversion, enjoy all the rights of Common Units. Common Units are redeemable for cash based on the fair market value of an equivalent number of shares of Common Stock, or, at the election of the Company, an equal number of shares of Common Stock, each subject to adjustment in the event of stock splits, specified extraordinary distributions or similar events.
A partner’s initial capital account balance is equal to the amount the partner paid (or contributed) to the Operating Partnership for its units and is subject to subsequent adjustments, including with respect to the partner’s share of income, gain or loss of the

Operating Partnership. Because a holder of Performance Units generally will not pay for such units, the initial capital account balance attributable to such units will be zero. However, the Operating Partnership is required to allocate income, gain, loss and deduction to the partners’ capital accounts in accordance with the terms of the Fourth Amended and Restated Agreement of Limited Partnership of the Operating Partnership (as may be amended from time to time, the “Partnership Agreement”), subject to applicable Treasury Regulations. The Partnership Agreement provides that holders of Performance Units generally will receive special allocations of gain in the event of an actual sale or “hypothetical sale” of assets of the Operating Partnership ahead of the allocation of gain to the Company or other limited partners with respect to their Common Units. The amount of such allocation will, to the extent of any such gain, be equal to the difference between the capital account balance of a holder of Performance Units attributable to such units and the Company’s capital account balance attributable to an equivalent number of Common Units. If and when such gain allocation is fully made, a holder of Performance Units will have achieved full parity with holders of Common Units. To the extent that, upon an actual sale or a “hypothetical sale” of the Operating Partnership’s assets as described above, there is not sufficient gain to allocate to a holder’s capital account with respect to Performance Units, or if such actual sale or “hypothetical sale” does not occur, such units will not achieve parity with Common Units. In order to achieve full parity with Common Units, Performance Units must be fully vested and the holder’s capital account balance in respect of each such Performance Unit must be equal to the per-unit capital account balance with respect to the Common Units owned, directly and indirectly, by the Company.
The term “hypothetical sale” refers to circumstances that are not actual sales of the Operating Partnership’s assets but that require certain book adjustments to the value of the Operating Partnership’s assets and the partners’ capital account balances. Specifically, the Partnership Agreement provides that, from time to time, in accordance with applicable Treasury Regulations, the Operating Partnership will adjust the book value of its assets to equal their respective fair market values, and adjust the partners’ capital accounts, in accordance with the terms of the Partnership Agreement, as if the Operating Partnership sold its assets for an amount equal to their value. Times for making such adjustments generally include the liquidation of the Operating Partnership, the acquisition of an additional interest in the Operating Partnership by a new or existing partner in exchange for more than a de minimis capital contribution, the distribution by the Operating Partnership to a partner of more than a de minimis amount of partnership property as consideration for an interest in the Operating Partnership, or in connection with the grant of an interest in the Operating Partnership (other than a de minimis interest) as consideration for the performance of services to or for the benefit of the Operating Partnership (including the grant of a Performance Unit).
Performance Units
Vesting. A portion of each Performance Unit award is eligible to vest based on the achievement of our total shareholder return compared to the total shareholder return of the SNL U.S. REIT Office Index (the “Relative TSR Performance Units”) over a three-year performance period beginning January 1, 2020 and ending December 31, 2022 (the “performance period”) and the remaining portion of each Performance Unit award generally is eligible to vest based on the achievement of operational performance metrics (the “Operational Performance Units”) over a one-year performance period beginning January 1, 2020 and ending December 31, 2020.
The following table shows the dollar-denominated value of the Relative TSR Performance Units and the Operational Performance Units awarded to each Executive; the number of Performance Units actually granted will be determined by dividing the dollar-denominated value by the per share grant-date fair value of the applicable portion.

Name	Relative TSR Performance Units	Operational Performance Units
Victor J. Coleman	$4,375,000	$4,375,000
Mark T. Lammas	$1,937,500	$1,937,500
Alex Vouvalides	$1,812,500	$1,812,500
Christopher Barton	$750,000	$750,000
Joshua A. Hatfield	$875,000	$875,000
Harout Diramerian	$500,000	$500,000

A percentage of the Relative TSR Performance Units will vest based on the Company’s total shareholder return as compared to the total shareholder return of the SNL U.S. REIT Office Index achieved over the three-year performance period, as set forth in the following table:

Relative TSR Performance Vesting Percentage
“Below Threshold”	—%
“Threshold Level”	15%
“Target Level”	40%
“Maximum Level”	100%
If our relative total shareholder return falls between the “Threshold”, “Target” and “Maximum” levels, then the percentage that vests will be determined using straight-line interpolation between the applicable levels.
The operational performance metrics that apply to the Operational Performance Units, and their respective weightings, are as follows:

Operational Goal	Percentage of Operational Performance Units
Annual Net Debt to Annual Gross Asset Value	30%
Leasing Volume	30%
LEED Certification	10%
Carbon Neutrality	10%
G&A to Consolidated Gross Assets	20%
With respect to each operational performance metric, the applicable portion of the Operational Performance Units is eligible to vest based on the achievement of performance goals at the “Threshold”, “Target” and “Maximum” levels, as follows:

Operational Performance Vesting Percentage
“Below Threshold”	—%
“Threshold Level”	25%
“Target Level”	50%
“Maximum Level”	100%
If performance with respect to an operational performance metric falls between the “Threshold”, “Target” and “Maximum” levels, then the percentage that is eligible to vest will be determined using straight-line interpolation between the applicable levels.
The number of Operational Performance Units that become eligible to vest based on the achievement of operational performance metrics may be adjusted downwards based on our achievement of absolute total shareholder return goals over the three-year performance period commencing January 1, 2020 and ending December 31, 2022, by applying the applicable vesting percentage as set forth in the following table.

Absolute TSR Performance Vesting
“Threshold Level”	60%
“Target Level”	80%
“Maximum Level”	100%
If our absolute total shareholder return falls between the “Threshold”, “Target” and “Maximum” levels, then the vesting percentage will be determined using straight-line interpolation between the applicable levels.

Certain Terminations of Employment; Change in Control.  If an Executive’s employment is terminated by the Company other than for “cause”, by the Executive for “good reason” or due to death or “disability” (each, as defined in the Executive’s employment agreement), or the performance period ends upon a change in control, then (i) the number of Relative TSR Performance Units that vest will equal the greater of (x) the 40% of the Relative TSR Performance Units and (y) the number of Relative TSR Performance Units that would vest based on actual achievement of relative total shareholder return performance through the qualifying termination and (ii) the number of Operational Performance Units that vest will equal the greater of (x) 50% of the Operational Performance Units and (y) the number of Operational Performance Units that would vest based on actual achievement of each operational performance goal through the qualifying termination and if a pro-rated TSR performance goal is achieved. Any Relative TSR Performance Units or Operational Performance Units that do not become fully vested will automatically be cancelled and forfeited as of the date of the qualifying termination without payment of any consideration therefor, and the Executive will have no further right to or interest in such Performance Units. Upon an Executive’s termination of employment for any other reason, any then-unvested Performance Units automatically will be cancelled and forfeited by the Executive.
In addition to these Performance Units, each award entitles its holder to a cash payment equal to the aggregate distributions that would have been paid during the three-year performance period on the total number of Performance Units that vest, had such Performance Units been vested throughout the performance period, but reduced by the aggregate amount of the distributions received during the performance period on the total number of Performance Units granted.
The foregoing description of the awards of the Performance Units is a summary only and does not describe all terms and conditions applicable to these awards. The description is subject to and qualified in its entirety by the terms of the form of Performance Unit Agreement, a copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.
Executive Deferral Election Program
On December 31, 2019, the Committee adopted a program pursuant to which the Executives may elect to receive all or any portion of their 2020 annual bonuses otherwise payable in cash in any combination of the following:

(1)	Cash; and

(2)	Fully-vested LTIP Units having a value based on the Company’s closing share price on the date of grant.

Participants must make their elections by a specified date in the year preceding the year in which his or her annual bonus would otherwise be paid. LTIP Units awarded pursuant to elections are expected to be granted when annual equity awards are otherwise granted by the Company during the fourth quarter of the year following the year in which a participant’s election is made.
Item 8.01 Other Events.
Director Deferral Election Program

On December 27, 2019, the Board adopted a program pursuant to which directors may elect to receive all or any portion of their 2020 cash retainers and director fees otherwise payable in cash in any combination of the following:

(1)	Cash; and

(2)	Fully-vested LTIP Units having a value based on the Company’s closing share price on the date of grant.

Directors must make their elections by a specified date in the year preceding the year in which his or her cash retainers and director fees would otherwise be paid. LTIP Units awarded pursuant to elections are expected to be granted when annual equity awards are otherwise granted by the Company to other executives during the fourth quarter of the year following the year in which a director’s election is made.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 7, 2020	Hudson Pacific Properties, Inc.
		By:	/s/ Mark Lammas
Mark Lammas President

Hudson Pacific Properties, L.P.
		By:	Hudson Pacific Properties, Inc.
Its General Partner
		By:	/s/ Mark Lammas
Mark Lammas President